As filed with the Securities and Exchange Commission on October 12, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       DATE OF REPORT - SEPTEMBER 30, 1999


Commission   Registrant, State of Incorporation      I.R.S. Employer
File Number  Address and Telephone Number           Identification No.
-----------  -----------------------------------    ------------------
0-25595      NIAGARA MOHAWK HOLDINGS, INC.             16-1549726
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone 315-474-1511

1-2987       NIAGARA MOHAWK POWER CORPORATION          15-0265555
             (a New York corporation)
             300 Erie Boulevard West
             Syracuse, New York 13202
             Telephone 315-474-1511

Item 5.  Other Events
 --------------------

(a) On September 30, 1999, the U.S. Nuclear Regulatory Commission (NRC) released its mid-cycle plant performance review of Niagara Mohawk Power Corporation's nuclear plants. An NRC public meeting will take place on October 22, 1999, where recent plant performance will be reviewed. See letter from NRC regarding Mid-cycle Plant Performance Review - Nine Mile Point Nuclear Station attached (Exhibit No. 99-1).

(b) On October 6, 1999, Niagara Mohawk Power Corporation issued a press release regarding an agreement to sell its Albany oil and gas-fired electric generating station. See press release attached
     (Exhibit No. 99-2).


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99-1 - Letter from Nuclear Regulatory Commission regarding Mid-cycle Plant Performance Review - Nine Mile Point Nuclear Station.

Exhibit No. 99-2 - Press release issued on October 6, 1999, relating to Niagara Mohawk Power Corporation's agreement to sell its Albany oil and gas-fired electric generating station.

             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                             NIAGARA MOHAWK HOLDINGS, INC.
                                             -----------------------------
                                                     (Registrant)



Date:  October 12, 1999                 By:  /s/Steven W. Tasker
                                             --------------------
                                             Steven W. Tasker
                                             Vice President-Controller and
                                             Principal Accounting Officer,
                                             in his respective capacities
                                             as such





                                             NIAGARA MOHAWK POWER CORPORATION
                                             --------------------------------
                                                      Registrant)



Date:  October 12, 1999                 By:  /s/Steven W. Tasker
                                             -------------------
                                             Steven W. Tasker
                                             Vice President-Controller and
                                             Principal Accounting Officer,
                                             in his respective capacities
                                             as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99-1 - Letter from Nuclear Regulatory Commission regarding Mid-cycle Plant Performance Review - Nine Mile Point Nuclear Station (without enclosures).

Exhibit No. 99-2 - Press release issued on October 6, 1999, relating to Niagara Mohawk Power Corporation's agreement to sell its Albany oil and gas-fired electric generating station.